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              U.S. SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549




                             FORM 8-K

                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report November 5, 2004
                (Date of earliest event reported)


                          EACO CORPORATION
      (Exact name of registrant as specified in its charter)


                              Florida
             (State or other jurisdiction of incorporation)

         0-14311                              59-2597349
(Commission File Number)         (IRS Employer Identification No.)


      2113 Florida Boulevard, Neptune Beach, FL        32266
       (Address principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (904) 249-4197



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Item 5.      Other Events

On November 4, 2004, EACO Corporation (the "Company") issued a press release announcing operating results for the third quarter and year-to-date periods ended September 29, 2004.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              99.1  Press Release dated November 4, 2004.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EACO Corporation


Date:  November 5, 2004               By: /s/ Edward B. Alexander
                                          Edward B. Alexander
                                          Chief Operating Officer/
                                          President



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EXHIBIT INDEX

     Exhibit No.

     99.1  Press Release dated November 4, 2004 issued by EACO
           Corporation.

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Exhibit 99.1

Contact:                                FOR IMMEDIATE RELEASE
          Stephen Travis
          Director of Finance
          (904) 249-4197                November 4, 2004

               EACO CORPORATION REPORTS CONTINUED
                 SAME-STORE SALES INCREASES FOR
                       THIRD QUARTER

NEPTUNE BEACH, FLORIDA - EACO Corporation (OTCBB:EACO), today reported revenues and operating results for the third quarter and year to date periods ended September 29, 2004.

Same store sales increased 3.8% for the third quarter of 2004 compared to the same period in 2003. Total third quarter 2004 sales increased to $8,710,800 from $8,558,900 for the same period in 2003. Net loss for the third quarter decreased to $539,600 ($0.14 per share) from a net loss of $768,500 ($0.21 per share) for the same period in 2003.

Sales for the nine months ended September 29, 2004 were $28,929,300 compared to $28,854,500 for the same period in 2003. Same store sales increased 7.1% for the nine months ended September 29, 2004, compared to the same period in 2003. Net loss for the nine months ended September 29, 2004 was $1,441,700 ($0.38 per share) compared to net loss of $1,218,300 ($0.33 per share) for the same period in 2003. The Company's results for the first nine months of 2004 include a non-cash asset valuation charge of $594,200, and store opening expenses associated with the Company' new Whistle Junction concept totaling $493,600.

The Company's operations for the third quarter and nine months ended September 29, 2004 were negatively impacted by the effects of three major hurricanes during the months of August and September. Sales for the quarter and nine months ended September 29, 2004 were reduced by an estimated total of $660,000 due to stores closed temporarily as a result of damage from the three hurricanes.
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Edward B. Alexander, President of the Company, commented "Our same-store sales continue on a positive trend and have been for the last four quarters. This is largely a result of our converted Whistle Junction stores, which continue to show significant sales increases. We plan to convert several more of our existing stores to this concept, and expect similar positive results. These expected sales increases, combined with the continuing elimination of franchise fees due under the old franchise agreement, should return the Company to operating profitability in 2005."

"We are also excited to announce our latest Whistle Junction restaurant opening on Monday, November 8th at our Fowler Avenue location in Tampa, Florida. This has been one of the Company's top locations, and we are making it even better with several new signature food items, great new train station decor, and even better service, while still remaining the best buffet value available anywhere. Our next scheduled conversion to Whistle Junction will be the Company's location at Regency Square in Jacksonville, Florida expected to be completed in late 2004 or early 2005."


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
EACO Corporation
Condensed Consolidated Results of Operations
(Unaudited)                 For The Quarters Ended   For The Nine Months Ended
                        September 29,    October 1,  September 29,   October 1,
                            2004            2003        2004           2003
                        -------------    ----------  -----------   -----------
Revenues:
     Sales                $8,710,800     $8,558,900  $28,929,300   $28,854,500
     Vending revenue          40,600         53,600      136,800       160,900
                          ----------     ----------  -----------   -----------
Total revenues             8,751,400      8,612,500   29,066,100    29,015,400
                          ----------     ----------  -----------   -----------
Cost and expenses:
     Food and beverage     3,296,400      3,271,200   10,988,300    10,989,700
     Payroll and benefits  2,811,700      2,707,300    8,905,700     8,697,300
     Depreciation and
       amortization          494,300        488,300    1,476,200     1,511,900
     Other operating
       expenses            1,536,500      1,628,000    4,849,900     5,013,200
     General and
       administrative
       expenses              526,400        481,900    1,566,100     1,558,100
       Franchise fees        245,200        341,800      912,100     1,153,400
     Asset valuation charge      --              --      594,200            --
     Loss on store closings
       and disposition of
       equipment              13,300          8,600      106,400        49,900
                          ----------     ----------  -----------   -----------
                           8,923,800      8,927,100   29,398,900    28,973,500
                          ----------     ----------  -----------   -----------
          (Loss) earnings
          from operations   (172,400)      (314,600)    (332,800)       41,900

Investment (loss) gain         1,600        (78,300)      12,400      (105,800)
Interest and other income     60,800         61,800      169,800       193,500
Gain (loss) on sale of
  property                     3,400        (14,700)     (28,700)      (38,000)
Interest expense            (433,000)      (422,700)  (1,262,400)   (1,309,900)
                           ---------     ----------  -----------   -----------
  Loss before income taxes  (539,600)      (768,500)  (1,441,700)   (1,218,300)
Provision for income taxes        --             --           --            --
                           ---------     ----------  -----------   -----------
     Net loss               (539,600)      (768,500)  (1,441,700)   (1,218,300)
                           =========     ==========  ===========   ===========


Basic loss per share           (0.14)         (0.21)       (0.38)        (0.33)
                           =========     ==========  ===========   ===========
Basic weighted average
 common shares outstanding 3,881,500      3,706,200    3,790,000     3,706,200
                           =========     ==========  ===========   ===========
Diluted loss per share        ($0.14)        ($0.21)      ($0.38)       ($0.33)
                           =========     ==========  ===========   ===========
Diluted weighted average
  common shares
outstanding                3,881,500      3,706,200    3,790,000     3,706,200
                           =========     ==========  ===========   ===========

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